                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                              September 16, 1994



           NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
            (Exact name of registrant as specified in its charter)


District of Columbia              1-7102                    52-0891669
- - --------------------              ------                    ----------
  (state or other juris-       (Commission            (I.R.S. Employer
diction of incorporation)      File Number)       (Identification No.)


   Woodland Park, 2201 Cooperative Way, Herndon, VA     22071-3025
   ------------------------------------------------     ----------
     (Address of principal executive offices)           (Zip Code)


      Registrant's telephone number, including area code: (703)709-6717
                                                          -------------

         ------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial
            Information and Exhibits.

    (c)     Exhibits

            The following exhibit is filed herewith:

      4     First Supplemental Indenture dated as of
            September 16, 1994 supplement to Indenture dated as of February 15, 1994.

                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL RURAL UTILITIES COOPERATIVE
                                              FINANCE CORPORATION



                                             /s/ STEVEN L. LILLY
                                           ------------------------------
                                           Steven L. Lilly
                                           Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


Dated:  September 16, 1994